                                                                     Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or officers of Ameritech Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Oren G. Shaffer, Barbara A. Klein and Richard W. Pehlke, and each of them singly, his or her true and lawful attorney or attorneys-in-fact, with full power of substitution, resubstitution and revocation, for him or her and in his or her name, place and stead, (a) to sign, on his or her behalf in the respective capacity or capacities for the Company set forth below, a Registration Statement on Form S-3 with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to $1,000,000,000 aggregate principal amount of debt securities of Ameritech Capital Funding Corporation, a Delaware corporation wholly owned by the Company, and related guarantees of such debt securities by the Company (the "Registration Statement"), together with any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act,
(b) to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, and otherwise to act for him or her and on his or her behalf in connection therewith, and (c) to do or perform each and every act and thing necessary, appropriate or desirable to be done in the premises, or in his or her name, place and stead, in connection with such registration as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the respective dates set forth opposite their respective names.


             SIGNATURE               TITLE                   DATE
             ---------               -----                   ----

/s/ Donald C. Clark                 Director                March 2, 1999
------------------------                                    -----------------
Donald C. Clark

/s/ Melvin R. Goodes                Director                March 2, 1999
------------------------                                    -----------------
Melvin R. Goodes

/s/ Hanna Holborn Gray              Director                March 2, 1999
------------------------                                    -----------------
Hanna Holborn Gray

/s/ James A. Henderson              Director                March 2, 1999
------------------------                                    -----------------
James A. Henderson

/s/ Sheldon B. Lubar                Director                March 2, 1999
------------------------                                    -----------------
Sheldon B. Lubar

/s/ Lynn M. Martin                  Director                March 2, 1999
------------------------                                    -----------------
Lynn M. Martin

/s/ Arthur C. Martinez              Director                March 2, 1999
------------------------                                    -----------------
Arthur C. Martinez

/s/ John B. McCoy                   Director                March 2, 1999
------------------------                                    -----------------
John B. McCoy

/s/ Richard C. Notebaert       Director, Chairman of        March 2, 1999
------------------------       the Board, President         -----------------
Richard C. Notebaert           and CEO

/s/ John D. Ong                     Director                January 29, 1999
------------------------                                    -----------------
John D. Ong

/s/ A. Barry Rand                   Director                January 29, 1999
------------------------                                    -----------------
A. Barry Rand

/s/ Laura D'Andrea Tyson            Director                February 1, 1999
------------------------                                    -----------------
Laura D'Andrea Tyson

/s/ James A. Unruh                  Director                January 28, 1999
------------------------                                    -----------------
James A. Unruh
